UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2023

Kiromic BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39619	46-4762913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7707 Fannin, Suite 140

Houston, TX, 77054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 968-4888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KRBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 14, 2023, Kiromic Biopharma, Inc. (the “Company”) received written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company did not maintain a minimum bid price of at least $1.00 for a minimum of ten (10) consecutive business days before the end of the Nasdaq grace period and, therefore, did not regain compliance with Listing Rule 5550(a)(2) by March 13, 2023, as required.

As a result of the foregoing, the Staff informed the Company that its common stock would be subject to delisting from The Nasdaq Capital Market on March 23, 2023, unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”). Accordingly, the Company intends to timely request a hearing before the Panel, which request will stay any delisting action by Nasdaq at least pending the issuance of the Panel’s decision following the hearing and the expiration of any additional extension period granted by the Panel following the hearing. At the hearing, the Company will present its plan to evidence compliance with the minimum bid price requirement as well as present its plan to comply with Nasdaq’s $2,500,000 minimum stockholders’ equity requirement for continued listing as set forth in Listing Rule 5550(b)(1). In that regard, the stockholders’ equity issue would serve as a separate basis for delisting.

Pursuant to the Nasdaq Listing Rules, the Panel has the discretion to grant the Company an additional extension period not to exceed September 11, 2023. Notwithstanding, there can be no assurance that the Panel will grant the Company an additional extension period or that the Company will ultimately regain compliance with all applicable requirements for continued listing on The Nasdaq Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kiromic BioPharma, Inc.

Date: March 17, 2023	By:	/s/ Pietro Bersani
Pietro Bersani
Chief Executive Officer